SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ENCOMPASS ENERGY SERVICES, INC.
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if Other Than Registrant)

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ENCOMPASS ENERGY SERVICES, INC.

914 North Broadway, Suite 220

P.O. Box 1218

Oklahoma City, Oklahoma 73101

(405) 815-4041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 14, 2012

TO THE STOCKHOLDERS OF ENCOMPASS ENERGY SERVICES, INC.:

The Annual Meeting of Stockholders of Encompass Energy Services, Inc. (referred to herein as the “Company” or “Encompass”), will be held on Thursday, June 14, 2012, at 10:00 a.m. at the offices of the Company’s legal counsel, Crowe & Dunlevy, A Professional Corporation, 20 North Broadway, Suite 1800, Oklahoma City, Oklahoma, for the following purposes:

1.	To elect two directors to serve for the ensuing year and until their successors are elected and qualified;

2.	To ratify the selection of Ziv Haft, Certified Public Accountants (Isr.), a BDO member firm as the Company’s independent registered public accounting firm for the year ending December 31, 2012;

3.	To approve, in an advisory vote, executive compensation;

4.	To approve, in an advisory vote, the frequency of stockholder votes on executive compensation; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to the stockholders, unless required by applicable law or the bylaws of the Company.

Stockholders of record of the Company’s common stock, par value $0.001 per share, at the close of business on April 25, 2012, are entitled to notice of, and to vote at, the meeting. A list of such stockholders will be available at the meeting and at the Company’s principal corporate office, 914 North Broadway, Suite 220, Oklahoma City, Oklahoma 73101, for ten days before the meeting.

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a proxy issued in your name by the record holder.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Antranik Armoudian

Antranik Armoudian, Secretary

Oklahoma City, Oklahoma

April 30, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL

MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2012

This proxy statement, this notice of annual meeting, a form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2011 are also available at www.encompassenergyservices.com/proxy.

ENCOMPASS ENERGY SERVICES, INC.

914 North Broadway, Suite 220

P.O. Box 1218

Oklahoma City, Oklahoma 73101

(405) 815-4041

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 14, 2012

The following information is furnished in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) of Encompass Energy Services, Inc., a Delaware corporation (“Encompass” or the “Company”), to be held on Thursday, June 14, 2012, at 10:00 a.m. at the offices of Crowe & Dunlevy, A Professional Corporation, 20 North Broadway, Suite 1800, Oklahoma City, Oklahoma. This proxy statement and the enclosed proxy card will be mailed on or about April 30, 2012, to holders of record of shares of our Common Stock, par value $0.001 per share (“Common Stock”), as of the record date.

The record date and time for determining stockholders entitled to vote at the Annual Meeting have been fixed at the close of business on April 25, 2012. On that date, the Company had outstanding 2,056,985 shares of Common Stock. Stockholders holding shares of Common Stock are entitled to one vote per share for matters submitted to them for their approval.

The enclosed proxy card for the Annual Meeting is being solicited by the Company’s board of directors (the “Board”). The Company will bear the entire cost of such solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons representing beneficial owners for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of the Company at the Company’s principal corporate office, 914 North Broadway, Suite 220, P.O. Box 1218, Oklahoma City, Oklahoma 73101, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Under a rule that came into effect in 2010, banks, brokers, and other nominees are no longer permitted to vote in the election of directors if the bank, broker or other nominee has not received voting instructions from the beneficial owner. This represents a change from periods prior to 2010 when brokers had discretionary voting authority in the election of directors. Under current rules, your broker can register your shares of Common Stock as being present at the Annual Meeting for purposes of determining the presence of a quorum and can vote on routine matters, but will not be able to vote on those matters for which specific authorization is required under the new rules. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares of Common Stock. If you are a beneficial owner of our Common Stock and do not instruct your broker firm how to vote your shares in the election of directors, brokerage firms no longer have discretionary voting authority to vote in the election of directors without instructions from you, which means your shares will not be voted in connection with this proposal.

Voting your shares is important to ensure that you have a say in the governance of the Company. Please review the proxy materials and follow the instructions on the proxy to vote your shares.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

The Board has fixed the number of directors constituting the Board at two and has nominated the current two members of the Board for re-election. Currently, directors are elected annually for a term of one year.

Each nominee, if elected, will hold office until the expiration of his term and until his successor is duly elected and qualified, or until such nominee’s earlier death, resignation or removal. Each nominee has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unable to serve. Should any of the nominees named below cease to be a nominee at or prior to the Annual Meeting, the shares of Common Stock represented by the enclosed proxy card will be voted in favor of the remainder of the nominees named below and for such substitute nominees, if any, as may be named by the Board or nominated by the proxies named in the enclosed proxy card. Proxies cannot be voted for a greater number of nominees than the number of nominees named herein.

Election Threshold

The two nominees for directorships will be elected by a plurality of shares of Common Stock voted at the Annual Meeting.

Recommendation of the Board

The Board recommends that stockholders vote “FOR” the named nominees.

The nominees for election to the Company’s Board and their respective business backgrounds are as follows:

Name	Age	Position(s) Currently Held	Director Since
Antranik Armoudian	47	Director, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	2011
Kristian B. Kos	34	Director	2010

Unless otherwise disclosed below, none of the corporations or organizations named below is a parent, subsidiary or other affiliate of Encompass.

Antranik Armoudian was appointed as a director in June 2011. Mr. Armoudian was also appointed as our President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary in June 2011 and continues to serve in those roles. Mr. Armoudian has a broad range of experience in the technology and corporate sectors. Mr. Armoudian currently serves as a manager of Solanic LLC, a company that focuses on the manufacturing and importation of electronic components. From 1997 through April 2010, Mr. Armoudian worked in various managerial capacities at Nortel Networks Corporation. During his tenure at Nortel, Mr. Armoudian gained experience in a wide range of Nortel’s business operations including sales and marketing, business development and the management of projects in a variety of areas and product lines commensurate with telecommunications and data networking. Most recently he served as Nortel’s U.S. Director of Sales, and prior to holding that position he held a variety of managerial positions, including the North America Director of Carrier Services. Mr. Armoudian obtained a Bachelors of Science degree from Southwestern Oklahoma State University in 1986. We believe Mr. Armoudian’s managerial, sales and marketing experience provides important experience and leadership to our Company and our Board.

Kristian B. Kos was appointed as a director in November 2010. Mr. Kos also previously served as our President and Chief Executive Officer from November 2010 until his resignation from these positions in June 2011. Mr. Kos has been involved in oil and gas and energy industries since 2005. Since July 2011, Mr. Kos has served as President, Chief Executive Officer, and a director of New Source Energy Corporation, an oil and gas exploration and production company. From May 2010 through July 2011, Mr. Kos provided consulting services to New Dominion, LLC, a private oil and gas operating concern. In August 2006, Mr. Kos founded Deylau, LLC (“Deylau”), a company focused on identifying, managing and financing oil and gas production companies, and served as its manager from August 2006 to July 2011. Deylau owns approximately 84% of the outstanding shares of our Common Stock. From February 2006 to February 2007, Mr. Kos served as a Vice President at Diamondback Energy Services, where he was actively involved in identifying and executing growth strategies for that company, including acquisitions. From September 2005 to February 2006, Mr. Kos worked in a business-development role for Gulfport Energy. Prior to working in the oil and gas and energy sectors, Mr. Kos worked in the financial sector for hedge fund manager Wexford Capital LP. Mr. Kos earned Bachelor of Arts and Master of Arts degrees in Economics and Philosophy from

Trinity College, Dublin, Ireland in 1999. He also earned a Master of Philosophy degree in Economics from the University of Aix-Marseille, France in 2000. We believe Mr. Kos’s experience in the financial and oil and gas industries and his leadership positions at other oil and gas companies provide important experience and leadership to our Company and our Board.

Specific Attributes, Experience, Qualifications and Skills of Directors

In light of the Company’s plans to explore one or more business opportunities in the oilfield service industry, the Board has determined that certain core competencies are desirable for the Company’s directors, including the following: current or prior experience as a senior officer or director of a public company or other substantial management or risk management experience; relevant experience in the oil and natural gas industry; and finance and accounting experience.

The Board has reviewed the specific attributes, experience, qualifications and skills of each of the directors, all of whom are nominees for reelection as a director at the Annual Meeting. The Board has concluded that each director has the appropriate characteristics and skills required for Board membership and that each director possesses an in-depth knowledge of the Company’s business and strategy. The Board further believes that it is composed of well-qualified and well-respected individuals who, as a whole, cover the core competencies that our Board has identified as being desirable. The experience and the key competencies of our directors are as follows:

Management Experience: We believe that each of Messrs. Armoudian and Kos have appropriate current or prior management or risk management experience, as described in more detail in their respective biographical information above.

Oil and Natural Gas Industry Experience: We believe that Mr. Kos has appropriate qualifications relating to the oil and natural gas industry, as described in more detail in his biographical information above.

Finance and Accounting Experience: We believe that Mr. Kos has appropriate finance or accounting experience, as described in more detail in his biographical information above.

CORPORATE GOVERNANCE MATTERS

Director Compensation

We did not compensate any of our directors for their services as such during 2011. We have agreements with each of our directors pursuant to which we have agreed to reimburse them for reasonable and necessary expenses incurred in connection with travel to and attendance at meetings of the board of directors and other Company business. None of the directors incurred any material expenses in connection with any Company business.

Director Independence; Board Committees

The Company does not have any independent directors, based on the standards for independence set forth by the New York Stock Exchange, which the Board utilizes to evaluate such matters.

Our Board has not established an audit committee, compensation committee or nominating committee. Because of the small size of our Board, the lack of any independent directors and the Company’s current limited operations, our Board has concluded that there is no need to establish separate audit, compensation and nominating committees. Instead, our entire Board fulfills the functions that otherwise would be performed by separate standing committees of this nature.

Nomination of Directors

In the event that vacancies on our Board arise, the Board considers potential candidates for director, which may come to the attention of the Board through current directors, stockholders or other persons. Our Board does not set specific, minimum qualifications that nominees must meet in order to be recommended as directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of our Board. We do not have any formal policy regarding diversity in identifying nominees for a directorship, but rather consider it among the various factors relevant to any particular nominee. In the event we decide to fill a vacancy that exists or we decide to increase the size of the Board, we identify, interview and examine appropriate candidates. We identify potential candidates principally through suggestions from our directors and executive officer. We also consider candidates recommended or suggested by stockholders.

The Board will consider candidates recommended by stockholders if the names and qualifications of such candidates are submitted in writing in accordance with the notice provisions for stockholder proposals set forth under the caption “Proposals of Stockholders” in this proxy statement to the attention of our corporate secretary, Encompass Energy Services, Inc., P.O. Box 1218, Oklahoma City, Oklahoma 73101. The Board considers properly submitted stockholder nominations for candidates for the Board in the same manner as it evaluates other nominees. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Board and the materials provided by a stockholder to the corporate secretary for consideration of a nominee for director are forwarded to the Board. All candidates are evaluated at meetings of the Board. In evaluating such nominations, the Board seeks to achieve the appropriate balance of industry and business knowledge and experience in light of the function and needs of the Board. The Board considers candidates with excellent decision-making ability, business experience, personal integrity and reputation.

Board Leadership Structure

The Board’s current leadership structure does not include a position of chairman. Rather, our principal executive officer, who is also a director, serves as the unofficial chairman of the Board. The Board has determined our leadership structure based on factors such as the experience of the applicable individuals, the current business and financial environment faced by our Company, particularly in view of its limited assets and operations and other relevant factors. After considering these factors, we determined that its current leadership structure is appropriate at this time. The Board is responsible for the strategic direction of the Company. Our executive officer is currently responsible for the day to day operation and performance of the Company. The Board feels that this provides an appropriate balance of strategic direction, operational focus, flexibility and oversight.

Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention any material risks to the Company. The Board has oversight responsibility for the Company’s risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks.

Communications with the Board

Stockholders may communicate with our Board or any of the directors by sending written communications addressed to the Board or any of the directors to: Encompass Energy Services, Inc., P.O. Box 1218, Oklahoma City, Oklahoma 73101, Attention: Corporate Secretary. All communications are compiled by the corporate secretary and forwarded to the Board or the individual director(s) accordingly.

Board Meetings

The Board met or acted by written consent four times during 2011. All directors participated in all such meetings or consents. The Board’s policy regarding director attendance at meetings is that directors generally are expected to attend all meetings, absent extenuating circumstances. Directors customarily attend annual meetings of stockholders, although such attendance is not required. The Company has not previously held an annual meeting of stockholders.

Reports of the Board Relating to Compensation and Accounting Matters

The following reports do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates these reports.

Our Board has reviewed and discussed the Compensation Discussion and Analysis voluntarily included in this proxy statement with our management and approved the inclusion of the Compensation Discussion and Analysis in the Company’s Annual Report on Form 10-K.

Our Board has also reviewed and discussed the Company’s audited financial statements with management. Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls, as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States, or GAAP. The independent auditors are responsible for performing audits of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and issuing reports thereon. The Board is responsible for overseeing the conduct of these activities. It is not the Board’s duty or responsibility to conduct auditing or accounting reviews or procedures or to independently verify the representations made by management and the independent auditors. The Board’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with GAAP or that the audits of the annual financial statements and the effectiveness of our internal control over financial reporting have been carried out in accordance with the standards of the Public Company Accounting Oversight Board.

The Board discussed with the independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended. The Board has received from the independent auditors the written disclosures and the letter required by applicable rules of the Public Company Accounting Oversight Board, and the Board has discussed with the independent auditors their independence. Based upon its review and discussions with management and the independent auditors and the reports of the independent auditors, and in reliance upon such information, representations, reports and opinions, the Board approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Antranik Armoudian

Kristian B. Kos

Directors

INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

The Board has approved Ziv Haft Certified Public Accountants (Isr.), a BDO Member Firm (“Ziv Haft”) as the Company’s independent registered public accounting firm for the year ending December 31, 2012. Representatives of Ziv Haft are not expected to be present at the Annual Meeting, but they will be given the opportunity to make a statement if they attend and so desire. Unless such representatives attend the Annual Meeting, they will not be available to the stockholders to respond to appropriate questions.

Ziv Haft provided an audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2011. Ziv Haft’s audit report on the Company’s consolidated financial statements as of and for the years ended December 31, 2011 and 2010 (as contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011), did not contain an adverse opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Ziv Haft with a copy of the disclosures made in this proxy statement.

Audit and Other Fees

The following table sets forth the fees billed by our independent auditor, Ziv Haft for 2010 and 2011:

Type	2010	2011
Audit fees	$16,400	$25,700
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$16,400	$25,700

Fees for audit services include fees associated with our annual consolidated audits, and the review of our quarterly reports on Form 10-Q. Audit fees also include any fees for services associated with the preparation of comfort letters and consents and assistance with and review of documents filed with the SEC. Audit-related fees principally include accounting consultations. Tax fees include fees for tax compliance, tax advice and tax planning related to federal and state tax matters.

PROPOSAL NO. 2:

RATIFICATION OF THE SELECTION OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has directed the Company to submit the selection of Ziv Haft as the Company’s independent registered public accounting firm for the year ending December 31, 2012 for ratification by the stockholders at the Annual Meeting. Neither the Company’s bylaws nor other governing documents or law require stockholder ratification of the selection of Ziv Haft as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of Ziv Haft to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Approval Threshold

The selection of Ziv Haft as the Company’s independent registered public accounting firm for the year ending December 31, 2012 will be ratified if holders of a majority of shares of Common Stock voted at the Annual Meeting vote in favor of the proposal.

Recommendation of the Board

The Board recommends that stockholders vote “FOR” the ratification of Ziv Haft as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

PROPOSAL NO. 3:

APPROVE, IN AN ADVISORY VOTE, EXECUTIVE COMPENSATION

We are asking our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and practices relating to our named executive officer as disclosed in our Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and narrative disclosure. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the 2012 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and other related tables and narrative disclosure.”

This vote, normally called a “say-on-pay” vote, is advisory, and therefore is not binding on the Company or our Board. The Board will, however, take into account the outcome of the vote when considering future compensation arrangements.

The Board recommends that stockholders vote “FOR” the approval of the compensation of our named executive officers.

PROPOSAL NO. 4:

APPROVE, IN AN ADVISORY VOTE, THE

FREQUENCY OF ADVISORY VOTES ON

EXECUTIVE COMPENSATION

We are asking our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this Proposal No. 4, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this Proposal, the Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company and our stockholders, and therefore the Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

Stockholders will not be voting to approve or disapprove the Board’s recommendation on this agenda item. Instead, you may cast your vote on the voting frequency by choosing among three frequency options (the option of one, two or three years), or you may abstain from voting.

Although this advisory vote on the frequency of the “say-on-pay” vote is nonbinding, the Board will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option receiving the highest number of votes from our stockholders.

The Board of Directors recommends a vote for the option of “ONE YEAR” year as the frequency with which stockholders are asked to provide an advisory vote on executive compensation.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

Executive Officers

Our current executive officer and one former executive officer are named below:

Name	Age	Position
Antranik Armoudian	47	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary (Since June 30, 2011)

Kristian B. Kos	34	President and Chief Executive Officer (until June 30, 2011)

For a description of the business background and other information concerning Messrs. Armoudian and Kos, see “Election of Directors” above. All executive officers serve at the discretion of the Board.

Compensation Decisions

Our Board reviews, approves and modifies our executive compensation programs, plans and awards provided to our directors, executive officers and key employees. The Board is also responsible for our compensation and benefit philosophy, plans and programs and reviews them as necessary. In reviewing our compensation and benefits policies, the Board may consider a number of factors, including the recruitment, development, promotion, retention and compensation of executive talent, trends in management compensation, and any other factors that it deems appropriate.

Compensation Interlocks and Insider Participation

Each of our directors served as an executive officer of the Company at some point during 2011. Only Mr. Kos participated in deliberations of the Board concerning compensation of our named executive officers during 2011.

Compensation Discussion and Analysis

As compensation for his services as president, chief executive officer, chief financial officer, treasurer and secretary of the Company, Mr. Armoudian is paid an annual salary of $25,000. Upon his appointment as an officer of the Company, Mr. Armoudian was granted a stock option to acquire 50,000 shares of Company common stock, at an exercise price of $0.10 per share and exercisable for a ten year term. Ten thousand shares underlying the option have previously vested with the remaining 40,000 to vest when and if the Company completes the acquisition of a business opportunity and files a current report on Form 8-K (or other appropriate form) reporting such acquisition or transaction. Mr. Armoudian does not have an employment contract or change-in-control agreement. Mr. Armoudian does not devote all of his business time to the Company. As a smaller reporting company, we have not previously been required to have our stockholders vote on approving executive compensation. Therefore, no such vote has impacted executive compensation for 2011.

Summary Compensation Table

The following table sets forth the compensation paid by us for services rendered by our named executive officers during the years ended December 31, 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Option Awards (1) ($)	Total
Antranik Armoudian (Chief Executive Officer after June 30, 2011)	2011	$12,500	$42,912	$55,412
	2010	—	—	—

Kristian B. Kos (Chief Executive Officer prior to June 30, 2011)	2011	—	—	—
	2010	—	—	—

(1)	The amount set forth is the aggregate grant date fair value attributable to stock options granted to the named executive officer. For a discussion of the assumptions made in the valuation of this grant of options, please see Note I to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. The numbers in the table are not adjusted for subsequent changes in our stock price and do not represent the intrinsic or “in-the-money” value of the awards. For information on the terms of the grant, see “Compensation Discussion and Analysis,” above.

Outstanding Equity Awards

The following table reflects outstanding options and stock awards held by our named executive officers as of December 31, 2011.

	Option Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable(1)
Antranik Armoudian.	10,000	40,000	$0.10	June 30, 2021

(1)

10,000 shares underlying the option have previously vested with the remaining 40,000 to vest when and if the Company completes the acquisition of a business opportunity and files a current report on Form 8-K (or other appropriate form) reporting such acquisition or transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of each class of our equity securities as of April 25, 2012, by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date; (2) each of our directors and executive officers; and (3) all of our directors and our current executive officer as a group. As of April 25, 2012, there were 2,056,985 shares of Common Stock outstanding.

Beneficial Owner	Title of Class	Number of Shares	Percent of Total
5% Beneficial Owners
Kristian B. Kos(1)	Common Stock	1,727,983	84.0%

Debra Herman(2)	Common Stock	164,500	8.0%

Total		1,892,483	92.0%

Directors and Executive Officers

Antranik Armoudian(3)	Common Stock	10,000	*

Kristian B. Kos(1)	Common Stock	1,727,983	84.0%
All executive officers and directors as a group (2 persons)	Common Stock	1,737,983	84.1%

*	Less than 1%
(1)	Shares owned by Deylau, LLC, an entity wholly owned and controlled by Mr. Kos. Mr. Kos’ address is 914 N. Broadway, Suite 220, P.O. Box 1218, Oklahoma City, Oklahoma 73101.
(2)	Ms. Herman’s address is P.O. Box 81740, Las Vegas, Nevada 89180.
(3)

Includes 10,000 shares Mr. Armoudian has the right to acquire on exercise of options exercisable within 60 days. Mr. Armoudian’s address is 914 N. Broadway, Suite 200, P.O. Box 1218, Oklahoma City, Oklahoma 73101.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. We are required to disclose delinquent filings of reports by such persons.

Based on a review of the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders during 2011 were met.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Board attempts to monitor and evaluate transactions or relationships of the Company with related persons involving more than $120,000. “Related persons” include the Company’s directors, executive officers and nominees for election as directors, persons who beneficially own more than 5% of our Common Stock, and the immediate family members of these persons. Disinterested members of the Board consider such related person transactions and approve them, if at all, only after full disclosure of the related person’s interest in the transaction and a determination that such transaction is in, or not opposed to, the interests of the Company and its stockholders. The Board does not have a written related person transaction policy, but the Company educates its directors and executive officers regarding the parameters governing approval of related person transactions.

During the year ended December 31, 2011, the Company’s former president and chief executive officer and current director, Mr. Kos, advanced approximately $380,000 cash and provided $103,000 of property and equipment to the Company in exchange for a note payable. These loans were demand loans and provided for interest at 5% per annum. As of December 31, 2011, the Company had repaid $469,000 of these loans. On March 13, 2012, the Company repaid in full the remaining balance of this note payable to Mr. Kos. These loans were discussed and approved by disinterested members of the Board.

As further described in Note D to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011, the Company received a $600,000 payment from New Dominion, LLC in consideration for its delivery of the Waiver (as described and defined therein). Mr. Kos previously served as a consultant for New Dominion and received compensation from New Dominion for his services. Additionally, two of the Company’s former directors, David Chernicky and Phil Albert, are affiliated with New Dominion. Mr. Armoudian negotiated the terms of the Waiver on behalf of the Company without the involvement of Mr. Kos.

VOTING PROCEDURES

As described above, voting at the Annual Meeting will consist of the following:

•	The two nominees for directorships will be elected by a plurality of shares of Common Stock voted at the Annual Meeting.

•	Executive compensation will be approved, as an advisory vote, if the holders of a majority of shares of Common Stock voted at the Annual Meeting so approve.

•	The frequency of advisory votes on executive compensation will be determined, in an advisory vote, by the frequency obtaining the most votes of shares of Common Stock.

•

The selection of Ziv Haft as the Company’s independent registered public accounting firm for the year ending December 31, 2012 will be ratified if the holders of a majority of shares of Common Stock voted at the Annual Meeting vote in favor of the proposal.

•

All other matters properly brought before the Annual Meeting will be approved if the holders of a majority of shares of Common Stock voted at the Annual Meeting vote in favor of the proposal, unless otherwise required by law.

Shares represented by proxies that are marked “withhold authority” with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Because directors are elected by a plurality rather than a majority of the shares present in person or represented by proxy at the Annual Meeting, proxies marked “withhold authority” with respect to any one or more nominees will not affect the outcome of a nominee’s election unless the nominee receives no affirmative votes or unless other candidates are nominated for election as directors.

Shares represented by limited proxies will be treated as represented at the meeting only as to such matter or matters for which authority is granted in the limited proxy. Shares represented by proxies returned by brokers where the brokers’ discretionary authority is limited by applicable rules will be treated as represented at the Annual Meeting only as to such matter or matters voted by the proxies.

Unless otherwise directed in the proxy or otherwise provided by applicable law, shares represented by valid proxies will be voted FOR the election of the director nominees, FOR the ratification of Ziv Haft as the Company’s independent registered public accounting firm for the year ending December 31, 2012, FOR the approval, in an advisory vote, of the Company’s executive compensation, and FOR the approval, in an advisory vote, of yearly advisory votes on executive compensation. As to any other business that may properly come before the Annual Meeting, shares represented by proxies will be voted, to the extent permitted by law, in accordance with the recommendations of the Board, although the Company does not presently know of any such other business.

PROPOSALS OF STOCKHOLDERS

Each year the Board submits its nominations for election of directors at the Annual Meeting of Stockholders. The Board will consider properly presented proposals of stockholders intended to be presented for action at the Annual Meeting. Such proposals must comply with the applicable requirements of the SEC and our bylaws.

Under our bylaws, a notice of intent of a stockholder to bring any matter before the annual meeting shall be made in writing and generally must be received by our Secretary in a timely manner. As to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (iii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

If the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, the notice must include a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Company’s bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder.

In regards to the stockholder presenting the proposal, every notice by a stockholder shall set forth: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, if any, (ii) (a) the class or series and number of shares of capital stock of the Company which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (b) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Company, (d) any short interest in any security of the Company (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (e) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company, (f) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (g) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (v) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination, and (vi) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

In addition, the stockholder’s notice with respect to the election of directors must include, with respect to each nominee for election or reelection to the Board, a completed and signed questionnaire, representation, and/or agreement (in the forms provided by Secretary (and which will be provided upon request)) regarding the background and qualification of such person, the background of any other person or entity on whose behalf the nomination is being made, and any commitment or agreement such person has entered into with respect to how he will act or vote on any issue or question. Notice of intent to make a nomination shall be accompanied by the written consent of each nominee to serve as one of our directors, if elected. All stockholder proposals should be sent to our Secretary at 914 North Broadway, Suite 220, P.O. Box 1218, Oklahoma City, OK 73101.

A stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be included in our proxy statement relating to our 2013 annual meeting of stockholders must be received no later than January 1, 2013. To be considered for presentation at the 2013 annual meeting, although not included in the proxy statement for such meeting, a proposal must be received within the time period set forth in our bylaws as described above. In addition, the proxy solicited by the Board for the 2013 annual meeting will confer discretionary authority to vote on any such stockholder proposal presented at the 2013 annual meeting unless we are provided with notice of such proposal no later than 120 days prior to the date of the 2013 annual meeting.

OTHER MATTERS

As of the date of this proxy statement, the Company does not know of any other matters to be presented for action at the Annual Meeting other than those listed in the Notice of Meeting and referred to herein. Additional business may properly be brought before the Annual Meeting by or at the direction of the Board.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended December 31, 2011, including audited financial statements, is enclosed with this proxy statement.

Copies of the exhibits omitted from the enclosed Annual Report on Form 10-K are available to stockholders without charge upon written request to Encompass Energy Services, Inc., Attention: Corporate Secretary, 914 North Broadway, Suite 220, P.O. Box 1218, Oklahoma City, Oklahoma 73101.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ENCOMPASS ENERGY SERVICES, INC

914 N. BROADWAY, SUITE 220

P.O. BOX 1218

OKLAHOMA CITY, OKLAHOMA 73101

(405) 815-4041

The undersigned hereby appoints Antranik Armoudian and Bethanie Croslin, and each of them, as proxies (the “Proxies”), each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, par value $0.001 per share, of Encompass Energy Services, Inc. held of record by the undersigned on the record date at the Annual Meeting of Stockholders to be held on June 14, 2012, or any reconvention thereof.

Please mark your votes as indicated in this example:  ☒

Item 1.	ELECTION OF DIRECTORS	FOR	WITHHELD FOR ALL

Nominees:

	Antranik Armoudian	☐	☐
Kristian B. Kos

WITHHELD FOR (Write nominee name(s) in the space provided):

The board of directors recommends a vote FOR the nominees listed in Item 1.

Item 2.	RATIFICATION OF SELECTION OF ZIV HAFT CERTIFIED PUBLIC ACCOUNTANTS (ISR.), A BDO MEMBER FIRM, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR	AGAINST	ABSTAIN
☐	☐	☐

The board of directors recommends a vote FOR Item 2.

Item 3.	APPROVE, IN AN ADVISORY VOTE, EXECUTIVE COMPENSATION.

FOR	AGAINST	ABSTAIN
☐	☐	☐

The board of directors recommends a vote FOR Item 3.

Item 4.	APPROVE, IN AN ADVISORY VOTE, THE FREQUENCY OF STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

The board of directors recommends a vote for ONE YEAR in Item 4.

(Continued on reverse side.)

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If any other business is presented at the Annual Meeting, this Proxy shall be voted in accordance with the recommendations of the Company’s board of directors. As to Items 1, 2, 3 and 4, this Proxy will be voted as directed, but if no directions are indicated, it will be voted FOR the nominees listed in Item 1, FOR the approval of Items 2 and 3 and for ONE YEAR with respect to Item 4.

Signature:

Date:

Joint owner signature:

Date:

NOTE:	Please sign as name appears below. Joint owners should each sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Record Holder Name Address Line 1 Address Line 2 City, State Postal Code Country

APPENDIX TO PROXY STATEMENT OF ENCOMPASS ENERGY SERVICES, INC. CONTAINING

SUPPLEMENTAL INFORMATION REQUIRED TO BE

PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION

The following is information required to be provided to the Securities and Exchange Commission in connection with the definitive proxy materials of Encompass Energy Services, Inc. (the “Company”) relating to the 2012 Annual Meeting of Stockholders of the Company. This information is not deemed to be part of the proxy statement and will not be provided to stockholders in connection with the proxy statement.

I.	The Company intends to release definitive proxy materials to stockholders on or about April 30, 2012.